UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013 (January 16, 2013)

CARE INVESTMENT TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54474	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Officer

On January 16, 2013, Joseph B. Sacks, the Principal Accounting Officer and Controller of Care Investment Trust Inc. (the “Company”) notified the Company of his intent to resign effective as of January 31, 2013 to pursue other professional opportunities.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits The following exhibit is being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release by Care Investment Trust Inc. on January 17, 2013 to announce the resignation of Joseph B. Sacks as Principal Accounting Officer and Controller of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE INVESTMENT TRUST INC.

Date: January 17, 2013	By:	/s/ Salvatore (Torey) V. Riso, Jr.
	Name:	Salvatore (Torey) V. Riso, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release by Care Investment Trust Inc. on January 17, 2013 to announce the resignation of Joseph B. Sacks as Principal Accounting Officer and Controller of the Company.

4